UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 18, 2013

BROOKLINE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-23695

(Commission File Number)

04-3402944

(IRS Employer Identification No.)

131 Clarendon Street

Boston, Massachusetts

(Address of principal executive office)

02117

(Zip Code)

(617) 425-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2013, the Board of Directors of Brookline Bancorp, Inc. (the “Company”) appointed Thomas J. Meshako to serve as Principal Financial Officer and Chief Accounting Officer of the Company on an interim basis, effective January 1, 2014, while the Company conducts a search for a Chief Financial Officer.

Mr. Meshako, aged 53, has served as Director of Finance of the Company since October 2011.  Mr. Meshako served as Senior Vice President of Operations at Union Bank from 2008 to 2011, and prior to that served as the Senior Vice President of Financial Planning and Analysis at Chittenden Corporation.  Mr. Meshako received a M.B.A. in Organizational Management from the University of New Haven and a B.S. in Accounting from Bentley College.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROOKLINE BANCORP, INC.

Date: December 20, 2013	By:	/s/ Michael W. McCurdy
General Counsel and Secretary

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